UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported)	April 27, 2017

CORNING INCORPORATED
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-3247 (Commission File Number)	16-0393470 (I.R.S. Employer Identification No.)

One Riverfront Plaza, Corning, New York (Address of principal executive offices)	14831 (Zip Code)

(607) 974-9000
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ((§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

© 2017 Corning Incorporated. All Rights Reserved.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Corning Incorporated (the "Company") held its Annual Meeting of Shareholders on April 27, 2017.  The shareholders elected all of the Company's nominees for director; approved the named executives' compensation; approved an annual advisory vote on the frequency of the advisory vote on executive compensation; ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent auditor for 2017; and re-approved the material terms of the performance goals under the Company's 2012 Long-Term Incentive Plan.

1. Election of Directors. The following Directors were elected by the affirmative vote of a majority of the votes cast:

Name	Votes For	%	Votes Against	%	Abstain	Broker Non-Votes
Donald W. Blair	657,588,107	99.76%	1,595,747	0.24%	1,060,520	153,557,341
Stephanie A. Burns	657,232,459	99.69%	2,061,457	0.31%	950,458	153,557,341
John A. Canning, Jr.	648,301,426	98.35%	10,856,193	1.65%	1,086,755	153,557,341
Richard T. Clark	655,864,275	99.50%	3,306,224	0.50%	1,073,875	153,557,341
Robert F. Cummings, Jr.	636,429,836	96.54%	22,783,978	3.46%	1,030,560	153,557,341
Deborah A. Henretta	653,415,884	99.12%	5,824,473	0.88%	1,004,017	153,557,341
Daniel P. Huttenlocher	657,102,541	99.69%	2,040,069	0.31%	1,101,764	153,557,341
Kurt M. Landgraf	638,574,051	96.88%	20,572,201	3.12%	1,098,122	153,557,341
Kevin J. Martin	656,776,687	99.64%	2,384,725	0.36%	1,082,962	153,557,341
Deborah D. Rieman	633,681,939	96.14%	25,455,378	3.86%	1,107,057	153,557,341
Hansel E. Tookes II	625,031,991	94.84%	34,035,971	5.16%	1,176,412	153,557,341
Wendell P. Weeks	609,741,811	93.03%	45,693,076	6.97%	4,809,487	153,557,341
Mark S. Wrighton	649,144,005	98.48%	10,030,830	1.52%	1,069,539	153,557,341

2. Advisory Vote to Approve the Company's Executive Compensation ("Say on Pay"):

Votes For	%	Votes Against	%	Abstain	Broker Non-Votes
603,668,155	91.89%	53,257,913	8.11%	3,318,306	153,557,341

3. Advisory Vote on the Frequency with Which We Hold the Advisory Vote on Executive Compensation:

Votes For Every Year	%	Votes For Every Two Years	%	Votes For Every Three Years	%	Abstain	Broker Non-Votes
587,086,742	89.18%	2,591,544	0.39%	68,659,708	10.43%	1,906,380	153,557,341

4. Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company's Independent Registered Public Accounting Firm for the Year Ended December 31, 2017:

Votes For	%	Votes Against	%	Abstain	Broker Non-Votes
789,975,086	97.25%	22,310,341	2.75%	1,516,288	0

© 2017 Corning Incorporated. All Rights Reserved.

5. Re-approval of the Material Terms of the Performance Goals Under the Company's 2012 Long-Term Incentive Plan as Required by Section 162(m) of the U.S. Internal Revenue Code:

Votes For	%	Votes Against	%	Abstain	Broker Non-Votes
625,862,119	95.17%	31,794,659	4.83%	2,587,596	153,557,341

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2017	CORNING INCORPORATED

	By:	/s/ Linda E. Jolly
Linda E. Jolly
Vice President and Corporate Secretary

© 2017 Corning Incorporated. All Rights Reserved.